OTHER NON-CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2012
OTHER NON-CURRENT ASSETS
Schedule of other non-current assets

	December 31,
	2011	2012
	US$	US$
Long-term prepaid debt insurance cost	591	315
Long-term prepaid rental expenses	270	118
Long-term prepaid compensation cost	90	337
Deposit for financing arrangement	—	859
Unamortized service fee	—	187
Long-term prepaid guarantee fee	—	197
Total	951	2,013